UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21506

Name of Fund: BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Enhanced Capital and Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2010

Date of reporting period: 10/31/2010

Item 1 – Report to Stockholders

Annual Report

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

October 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

Section 19(b) Disclosure

BlackRock Enhanced Capital and Income Fund, Inc. (CII) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (“the Plan”). In accordance with the Plan, the Fund currently distributes the following fixed amount per share on a quarterly basis:

Exchange Symbol	Amount Per Common Share
CII	$ 0.485

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the
Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, com-
panies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website www.blackrock.com.

2 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed but slowly improving economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.
Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The unemployment rate remains stubbornly high in the face of sluggish job gains in the private sector. The US dollar, along with other developed market currencies, has experienced devaluation resulting from aggressively easy monetary and fiscal policies. Given these long-standing conditions, the Federal Reserve Board has announced that additional policy action will be taken to combat deflation and unemployment and promote economic growth.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. In the third quarter, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors, along with attractive valuations and expectations for additional quantitative easing, drove equity markets higher, with most markets recapturing their second quarter losses. Stocks continued their rally into the beginning of the fourth quarter, closing out the 12-month period in positive territory. International equities posted gains on both a six- and 12-month basis. In the United States, both large and small cap equities posted robust gains for the
12-month period, while on a six-month basis, large cap stocks remained relatively flat and small caps turned slightly negative.

In fixed income markets, yields fluctuated but declined significantly over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:
Total Returns as of October 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	0.74%	16.52%
US small cap equities (Russell 2000 Index)	(1.24)	26.58
International equities (MSCI Europe, Australasia, Far East Index)	5.74	8.36
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	10.63	10.03
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.33	8.01
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	3.95	7.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.73	19.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth.
Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning
Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of October 31, 2010

BlackRock Enhanced Capital and Income Fund, Inc.

Fund Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Fund”) investment objective is to provide investors with a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of equity and debt securities of US and foreign issuers. The Fund may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling)
strategy to enhance current gains.
No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Fund returned 24.73% based on market price and 15.22% based on net asset value (“NAV”). For the same period, the benchmark S&P 500 Value Index returned 15.54%. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The fol-
lowing discussion relates to performance based on NAV. The main detractor from Fund performance relative to the S&P 500 Value Index was an over-
weight in the information technology sector. Stock selection within consumer staples also hindered returns, most notably due to holdings of LSI Corp.,
Nucor Corp. and Unilever NV. Contributing positively to performance was the Fund’s underweight and stock selection in the financials sector. An over-
weight and stock selection in telecommunication services also had a positive impact, as did stock selection in health care. On an individual security basis, an underweight position in Bank of America Corp. proved beneficial, while overweight positions in Qwest Communications International, Inc.,
Limited Brands, Inc. and ACE Ltd. boosted returns. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Yield on Closing Market Price as of October 31, 2010 ($15.03)[1]	12.91%
Current Quarterly Distribution per share[2]	$0.485
Current Annualized Distribution per share[2]	$1.940

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Fund’s market price and NAV per share:
	10/31/10	10/31/09	Change	High	Low
Market Price	$15.03	$13.76	9.23%	$16.49	$11.68
Net Asset Value	$14.53	$14.40	0.90%	$15.51	$13.29

The following charts show the ten largest holdings and sector allocations of the Fund’s long-term investments:

Ten Largest Holdings
10/31/10
Qwest Communications International, Inc.	3%
Maxim Integrated Products, Inc.	3
Bristol-Myers Squibb Co.	3
The Travelers Cos., Inc.	3
Kraft Foods, Inc.	3
Pfizer, Inc.	3
Chevron Corp.	3
Kimberly-Clark Corp.	3
Eli Lilly & Co.	3
Unilever NV — ADR	3

Sector Allocations
	10/31/10	10/31/09
Financials	16%	19%
Information Technology	14	17
Health Care	14	13
Consumer Staples	11	12
Energy	10	11
Industrials	10	9
Consumer Discretionary	8	6
Telecommunication Services	8	7
Materials	5	3
Utilities	4	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine sec-
tor sub-classifications for reporting ease.

4 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including options, as specified in Note 2 of the Notes to Financial Statements, which con-
stitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of secu-
rities or to hedge market and/or equity risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.
The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause a Fund to hold an investment that they might otherwise sell. The Fund’s investments in these instru-
ments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Schedule of Investments October 31, 2010

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.4%
Honeywell International, Inc. (a)	310,200	$ 14,613,522
Northrop Grumman Corp.	173,400	10,960,614
Raytheon Co. (a)	192,900	8,888,832
		34,462,968
Capital Markets — 3.6%
Invesco Ltd. (a)	623,500	14,340,500
Morgan Stanley (a)	351,213	8,734,667
		23,075,167
Chemicals — 2.7%
E.I. du Pont de Nemours & Co. (a)	356,700	16,864,776
Commercial Banks — 1.2%
Wells Fargo & Co. (a)	302,700	7,894,416
Communications Equipment — 0.8%
Nokia Oyj — ADR (a)	476,700	5,091,156
Diversified Financial Services — 3.7%
Citigroup, Inc. (b)	2,396,500	9,993,405
JPMorgan Chase & Co. (a)	355,800	13,388,754
		23,382,159
Diversified Telecommunication Services — 8.2%
AT&T Inc. (a)	462,000	13,167,000
Qwest Communications International, Inc.	3,301,000	21,786,600
Verizon Communications, Inc. (a)	520,800	16,910,376
		51,863,976
Electric Utilities — 2.7%
NextEra Energy, Inc.	136,944	7,537,398
The Southern Co. (a)	262,200	9,929,514
		17,466,912
Electrical Equipment — 2.2%
Emerson Electric Co.	259,200	14,230,080
Energy Equipment & Services — 2.8%
Ensco International Plc — ADR (a)	269,900	12,507,166
Halliburton Co. (a)	169,700	5,406,642
		17,913,808
Food Products — 7.8%
General Mills, Inc.	327,400	12,290,596
Kraft Foods, Inc. (a)	609,600	19,671,792
Unilever NV — ADR (a)	600,200	17,819,938
		49,782,326
Household Products — 2.9%
Kimberly-Clark Corp. (a)	289,900	18,362,266
IT Services — 1.5%
International Business Machines Corp. (a)	65,353	9,384,691
Industrial Conglomerates — 2.0%
General Electric Co.	775,000	12,415,500

Common Stocks	Shares	Value
Insurance — 7.3%
ACE Ltd. (a)	239,900	$ 14,254,858
MetLife, Inc. (a)	298,025	12,019,348
The Travelers Cos., Inc.	366,230	20,215,896
		46,490,102
Media — 4.8%
Comcast Corp., Special Class A	725,300	14,020,049
Time Warner, Inc. (a)	509,700	16,570,347
		30,590,396
Metals & Mining — 2.2%
Nucor Corp. (a)	363,700	13,900,614
Multi-Utilities — 1.5%
Dominion Resources, Inc. (a)	215,800	9,378,668
Oil, Gas & Consumable Fuels — 7.0%
Chevron Corp. (a)	230,100	19,008,561
Exxon Mobil Corp. (a)	244,500	16,251,915
Marathon Oil Corp.	267,100	9,500,747
		44,761,223
Pharmaceuticals — 13.4%
Bristol-Myers Squibb Co. (a)	763,000	20,524,700
Eli Lilly & Co.	512,100	18,025,920
Johnson & Johnson (a)	145,300	9,251,251
Merck & Co, Inc.	490,000	17,777,200
Pfizer, Inc. (a)	1,111,800	19,345,320
		84,924,391
Semiconductors & Semiconductor Equipment — 9.3%
Analog Devices, Inc. (a)	471,600	15,878,772
Intel Corp. (a)	767,200	15,397,704
LSI Corp. (b)	1,359,300	7,122,732
Maxim Integrated Products, Inc. (a)	965,000	20,901,900
		59,301,108
Software — 2.0%
Microsoft Corp. (a)	465,600	12,403,584
Specialty Retail — 3.5%
Home Depot, Inc. (a)	418,500	12,923,280
Limited Brands, Inc. (a)	320,900	9,431,251
		22,354,531
Total Long-Term Investments
(Cost — $648,141,680) — 98.5%		626,294,818
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.21% (c)(d)	11,668,594	11,668,594
Total Short-Term Securities
(Cost — $11,668,594) — 1.8%		11,668,594
Total Investments Before Options Written
(Cost — $659,810,274*) — 100.3%		637,963,412

Portfolio Abbreviation
ADR	American Depositary Receipts
See Notes to Financial Statements.

6 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written — (0.7)%
ACE Ltd. Strike Price $59, Expires 11/20/10	160	$ (19,307)
AT&T Inc., Strike Price $29, Expires 11/20/10	1,000	(22,000)
Bristol-Myers Squibb Co., Strike Price $28,
Expires 11/20/10	4,160	(31,200)
Dominion Resources, Inc., Strike Price $45,
Expires 11/20/10	1,060	(21,200)
Ensco International Plc — ADR:
Strike Price $45, Expires 11/20/10	1,130	(245,775)
Strike Price $48, Expires 12/18/10	350	(46,375)
Exxon Mobil Corp., Strike Price $62.50,
Expires 11/20/10	900	(364,500)
General Electric Co.:
Strike Price $16.50, Expires 11/22/10,
Broker Jeffries & Co., Inc.	800	(13,723)
Strike Price $16.45, Expires 11/29/10,
Broker Jeffries & Co., Inc.	4,390	(100,140)
Halliburton Co., Strike Price $35, Expires 12/18/10	935	(59,840)
Home Depot, Inc., Strike Price $31, Expires 11/20/10	3,130	(222,230)
Honeywell International, Inc., Strike Price $46,
Expires 11/20/10	1,700	(295,800)
Intel Corp.:
Strike Price $20, Expires 11/20/10	300	(13,650)
Strike Price $19.35, Expires 11/29/10	3,920	(388,911)
International Business Machines Corp., Strike Price
$135, Expires 11/20/10	275	(239,938)
Invesco Ltd., Strike Price $22.50, Expires 11/20/10	300	(27,000)
JPMorgan Chase & Co.:
Strike Price $40, Expires 11/20/10	525	(10,237)
Strike Price $41, Expires 11/20/10	360	(3,060)
Strike Price $42, Expires 11/20/10	360	(1,260)
Johnson & Johnson, Strike Price $62.50,
Expires 11/20/10	1,090	(176,035)
Kimberly-Clark Corp., Strike Price $67.50,
Expires 11/20/10	1,590	(7,950)
Kraft Foods, Inc., Strike Price $32 Expires 11/20/10	4,560	(326,040)
Limited Brands, Inc., Strike Price $30,
Expires 11/20/10	1,760	(140,800)
Maxim Integrated Products, Inc., Strike Price $19,
Expires 11/20/10	1,900	(517,750)
MetLife, Inc., Strike Price $40, Expires 11/20/10	1,045	(109,203)
Microsoft Corp., Strike Price $26, Expires 11/20/10	2,650	(253,075)
Morgan Stanley, Strike Price $27, Expires 11/20/10	1,230	(11,685)
Nokia Oyj — ADR, Strike Price $10, Expires 11/20/10	1,700	(135,150)
Nucor Corp., Strike Price $39, Expires 11/20/10	1,270	(92,075)
Pfizer, Inc., Strike Price $18, Expires 11/20/10	100	(1,250)
Raytheon Co.:
Strike Price $46, Expires 11/20/10	730	(70,080)
Strike Price $47.50, Expires 11/29/10	720	(33,067)
The Southern Co., Strike Price $38, Expires 12/18/10	1,965	(132,638)
Time Warner, Inc., Strike Price $32, Expires 11/20/10	2,800	(301,000)
Unilever NV — ADR, Strike Price $30, Expires 11/20/10	400	(25,000)
Verizon Communications, Inc.:
Strike Price $32, Expires 11/20/10	2,229	(179,435)
Strike Price $34, Expires 11/20/10	636	(5,724)
Wells Fargo & Co.:
Strike Price $25, Expires 11/20/10	150	(21,450)
Strike Price $27, Expires 11/20/10	1,500	(54,000)
		(4,719,553)

Options Written	Contracts	Value
Over-the-Counter Call Options Written — (1.0)%
ACE Ltd.:
Strike Price $56.11, Expires 11/10/10,
Broker Credit Suisse International	680	$ (225,386)
AT&T Inc., Strike Price $28.85, Expires 11/02/10,
Broker UBS AG	1,540	(7,029)
Analog Devices, Inc., Strike Price $31.25, Expires
11/02/10, Broker Morgan Stanley Capital Services, Inc.	1,650	(399,300)
Chevron Corp., Strike Price $80.91, Expires 11/02/10,
Broker UBS AG	1,720	(313,523)
Citigroup, Inc.:
Strike Price $4.11, Expires 11/04/10,
Broker JPMorgan Chase Bank NA	3,180	(29,644)
Strike Price $3.82, Expires 11/12/10,
Broker JPMorgan Chase Bank NA	2,500	(88,212)
Strike Price $4, Expires 11/12/10,
Broker JPMorgan Chase Bank NA	2,500	(49,725)
Comcast Corp., Special Class A, Strike Price $17.10,
Expires 11/04/10, Broker JPMorgan Chase Bank NA	2,540	(567,487)
Dominion Resources, Inc., Strike Price $44.18,
Expires 11/15/10, Broker Morgan Stanley
Capital Services, Inc.	555	(13,190)
E.I. du Pont de Nemours & Co., Strike Price $47.30,
Expires 1/05/11, Broker Morgan Stanley Capital
Services, Inc.	2,676	(503,570)
Eli Lilly & Co., Strike Price $36.25, Expires 11/12/10,
Broker UBS AG	2,800	(24,119)
Emerson Electric Co., Strike Price $52.70, Expires
11/10/10, Broker Morgan Stanley Capital Services, Inc.	910	(217,285)
Exxon Mobil Corp., Strike Price $61.20, Expires
11/08/10, Broker UBS AG	930	(491,970)
General Mills, Inc., Strike Price $37.40, Expires
11/15/10, Broker Credit Suisse International	2,455	(175,861)
International Business Machines Corp., Strike Price
$141, Expires 12/09/10, Broker UBS AG	80	(36,468)
Invesco Ltd., Strike Price $21.88, Expires 12/02/10,
Broker Citibank NA	1,880	(251,482)
LSI Corp.:
Strike Price $4.75, Expires 11/15/10,
Broker Citibank NA	385	(19,514)
Strike Price $4.55, Expires 11/30/10,
Broker JPMorgan Chase Bank NA	2,900	(206,654)
Strike Price $5.23, Expires 12/13/10,
Broker JPMorgan Chase Bank NA	1,470	(30,094)
Marathon Oil Corp., Strike Price $35.52,
Expires 12/09/10, Broker Credit Suisse International	1,470	(171,318)
Maxim Integrated Products, Inc.:
Strike Price $17.61, Expires 11/10/10,
Broker UBS AG	1,155	(467,775)
Strike Price $18.67, Expires 12/02/10,
Broker Morgan Stanley Capital Services, Inc.	1,290	(385,710)
Strike Price $18.80, Expires 12/02/10, Broker
JPMorgan Chase Bank NA	960	(274,771)
Merck & Co, Inc., Strike Price $37.50, Expires
11/30/10, Broker UBS AG	2,700	(114,523)
Microsoft Corp., Strike Price $25.78, Expires
11/09/10, Broker Morgan Stanley Capital Services, Inc.	450	(42,450)
NextEra Energy, Inc.:
Strike Price $57.01, Expires 11/08/10, Broker UBS AG	824	(4,063)
Strike Price $55.50, Expires 11/15/10,
Broker Citibank NA	205	(9,603)
Northrop Grumman Corp., Strike Price $61.58,
Expires 11/05/10, Broker Morgan Stanley
Capital Services, Inc.	1,300	(233,449)

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Schedule of Investments (concluded)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (concluded)
Pfizer, Inc.:
Strike Price $17.50, Expires 11/05/10,
Broker Morgan Stanley Capital Services, Inc.	4,000	$ (67,080)
Strike Price $17.40, Expires 11/24/10,
Broker Citibank NA	4,230	(170,046)
Qwest Communications International, Inc.:
Strike Price $6.32, Expires 11/10/10,
Broker JPMorgan Chase Bank NA	5,855	(218,983)
Strike Price $6.26, Expires 11/30/10,
Broker Citibank NA	6,750	(355,820)
Strike Price $6.69, Expires 12/10/10,
Broker Citibank NA	5,500	(75,735)
The Travelers Cos., Inc.:
Strike Price $53.16, Expires 11/02/10,
Broker Morgan Stanley Capital Services, Inc.	932	(190,501)
Strike Price $54.32, Expires 11/02/10,
Broker Morgan Stanley Capital Services, Inc.	350	(33,232)
Unilever NV — ADR:
Strike Price $30.11, Expires 11/05/10,
Broker Goldman Sachs Bank USA	1,534	(31,623)
Strike Price $30.26, Expires 11/05/10,
Broker Morgan Stanley Capital Services, Inc.	170	(2,759)
		(6,499,954)
Total Options Written
(Premiums Received — $8,684,558) — (1.7)%		(11,219,507)
Total Investments, Net of Options Written — 98.6%		626,743,905
Other Assets Less Liabilities — 1.4%		9,104,986
Net Assets — 100.0%		$ 635,848,891

* The cost and unrealized appreciation (depreciation) of investments as of October
31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$ 697,410,122
Gross unrealized appreciation	$ 6,826,552
Gross unrealized depreciation	(66,273,262)
Net unrealized depreciation	$ (59,446,710)

(a) Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b) Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at		Shares Held at
	October 31,	Net	October 31,
Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	24,567,455	(12,898,861)	11,668,594	$30,414

(d) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely rec-
ognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (includ-
ing the Fund's own assumptions used in determining the fair value of invest-
ments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Fund's investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long Term
Investments[1]	$ 626,294,818	—	—	$626,294,818
Short-Term
Securities	11,668,594	—	—	11,668,594
Total	$ 637,963,412	—	—	$637,963,412

1 See above Schedule of Investments for values in each industry.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Equity
contracts	$(4,719,553)	$(6,499,954)	—	$ (11,219,507)

2 Derivative financial instruments are options, which are shown at value.

See Notes to Financial Statements.

8 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Statement of Assets and Liabilities
October 31, 2010
Assets
Investments at value — unaffiliated (cost — $648,141,680)	$ 626,294,818
Investments at value — affiliated (cost — $11,668,594)	11,668,594
Cash pledged as collateral for options written	7,157,055
Foreign currency at value (cost — $9,143)	7,156
Investments sold receivable	37,919,538
Dividends receivable — unaffiliated	1,093,711
Prepaid expenses	18,490
Total assets	684,159,362
Liabilities
Options written, at value (premiums received — $8,684,558)	11,219,507
Investments purchased payable	36,578,098
Investment advisory fees payable	452,793
Other affiliates payable	3,909
Officer's and Directors' fees payable	1,112
Other accrued expenses payable	55,052
Total liabilities	48,310,471
Net Assets	$ 635,848,891
Net Assets Consist of
Paid-in capital	$ 806,660,593
Accumulated net realized loss	(146,427,904)
Net unrealized appreciation/depreciation	(24,383,798)
Net Assets	$ 635,848,891
Net Asset Value
Based on net assets of $635,848,891 and 43,754,282 shares outstanding, 200 million shares authorized, $0.10 par value	$ 14.53

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Statement of Operations
Year Ended October 31, 2010
Investment Income
Dividends	$ 19,459,528
Foreign taxes withheld	(119,348)
Income — affiliated	30,414
Total income	19,370,594
Expenses
Investment advisory	5,366,942
Accounting services	136,047
Transfer agent	75,734
Officer and Directors	65,465
Professional	62,240
Custodian	56,908
Printing	56,630
Registration	14,908
Miscellaneous	59,142
Total expenses	5,894,016
Less fees waived by advisor	(16,050)
Total expenses after fees waived	5,877,966
Net investment income	13,492,628
Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	7,051,577
Options written	35,675,954
42,727,531
Net change in unrealized appreciation/depreciation on:
Investments	38,899,803
Options written	(5,351,262)
Foreign currency transactions	(253)
33,548,288
Total realized and unrealized gain	76,275,819
Net Increase in Net Assets Resulting from Operations	$ 89,768,447

See Notes to Financial Statements.

10 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Statements of Changes in Net Assets
	Year Ended October 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 13,492,628	$ 12,296,699
Net realized gain (loss)	42,727,531	(51,444,075)
Net change in unrealized appreciation/depreciation	33,548,288	148,309,201
Net increase in net assets resulting from operations	89,768,447	109,161,825
Dividends and Distributions to Shareholders From
Net investment income	(13,492,628)	(12,510,205)
Net realized gain	(57,426,073)	(50,728,478)
Tax return of capital	(12,998,957)	(19,660,314)
Decrease in net assets resulting from dividends and distributions to shareholders	(83,917,658)	(82,898,997)
Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	420,968,153
Reinvestment of dividends and distributions	11,536,388	3,234,875
Net increase in net assets derived from capital share transactions	11,536,388	424,203,028
Net Assets
Total increase in net assets	17,387,177	450,465,856
Beginning of year	618,461,714	167,995,858
End of year	$ 635,848,891	$ 618,461,714

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Financial Highlights
			Period
			January 1,
			2008 to
	Year Ended October 31,			Year Ended December 31,
			October 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 14.40	$ 13.78	$ 21.36	$ 22.91	$ 20.31	$ 20.76
Net investment income[1]	0.31	0.29	0.23	0.31	0.37	0.46
Net realized and unrealized gain (loss)	1.76	2.27	(6.36)	0.58	3.69	0.29
Net increase (decrease) from investment operations	2.07	2.56	(6.13)	0.89	4.06	0.75
Dividends and distributions from:
Net investment income	(0.31)	(0.29)	(0.23)	(0.34)	(0.33)	(0.47)
Net realized gain	(1.33)	(1.19)	(0.62)	(2.10)	(1.13)	(0.73)
Tax return of capital	(0.30)	(0.46)	(0.60)	—	—	—
Total dividends and distributions	(1.94)	(1.94)	(1.45)	(2.44)	(1.46)	(1.20)
Net asset value, end of period	$ 14.53	$ 14.40	$ 13.78	$ 21.36	$ 22.91	$ 20.31
Market price, end of period	$ 15.03	$ 13.76	$ 12.37	$ 20.06	$ 20.41	$ 17.21
Total Investment Return[2]
Based on net asset value	15.22%	22.01%	(29.46)%[3]	4.79%	21.70%	4.69%
Based on market price	24.73%	29.88%	(32.58)%[3]	10.47%	27.95%	0.52%
Ratios to Average Net Assets
Total expenses	0.93%	0.95%	1.10%[4]	1.96%	3.54%	2.96%
Total expenses after fees waived and paid indirectly	0.93%	0.95%	1.10%[4]	1.96%	3.54%	2.96%
Total expenses after fees waived and paid indirectly and
excluding interest expense	0.93%	0.95%	1.01%[4]	1.19%	1.42%	1.47%
Net investment income	2.14%	2.16%	1.46%[4]	1.36%	1.75%	2.28%
Supplemental Data
Net assets, end of period (000)	$ 635,849	$ 618,462	$ 167,996	$ 260,385	$ 279,272	$ 260,638
Borrowings outstanding, end of period (000)	—	—	—	—	$ 100,000	$ 109,000
Average borrowings outstanding, during the period (000)	—	—	—	$ 38,788	$ 107,504	$ 109,000
Portfolio turnover	210%	138%	45%	63%	38%	61%
Asset coverage, end of period per $1,000	—	—	—	—	$ 3,793	$ 3,391

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where appli-
cable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.

See Notes to Financial Statements.

12 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Capital and Income Fund, Inc. (“CII”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, closed-end management investment company. The
Fund is organized as a Maryland corporation. The Fund's financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors of the
Fund, are referred to throughout this report as the “Board of Directors” or the “Board.” The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis.

Reorganization: The Board and the shareholders of each of BlackRock
Enhanced Equity Yield Fund, Inc. (“EEF”), BlackRock Enhanced Equity
Yield and Premium Fund, Inc. (“ECV”) (the “Target Funds”) and CII
approved the reorganization of each Target Fund into CII (the “Reorgan-
izations”). The Reorganizations were tax-free events and were effective as of the opening for business of the New York Stock Exchange (“NYSE”) on
November 3, 2008.

Target Funds	Acquiring Fund
EEF	CII
ECV	CII

Under the agreement and plan of reorganization between each Target
Fund and CII, the shares of each Target Fund (“Target Fund Shares”)
were exchanged for CII shares. The conversion ratios for the Target Fund
Shares were as follows:

EEF/CII	0.80653563
ECV/CII	0.81144752

The net assets of CII before and after the Reorganizations and CII shares issued and Target Fund Shares redeemed in connection with the Reorganizations were as follows:

	Net Assets	Net Assets
Acquiring	After the	Prior to the	Shares	Target Funds
Fund	Reorganizations Reorganizations		Issued	Shares Redeemed
CII	$591,399,963	$170,431,810	30,542,706	37,766,622

Included in the net assets acquired by CII were the following components:

	Paid-in	Realized	Net Unrealized
Target Funds	Capital	Loss	Depreciation	Net Assets
EEF	$329,483,362	$(16,478,636)	$(80,066,510)	$232,938,216
ECV	$270,207,354	$(15,306,983)	$(66,870,434)	$188,029,937

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.
Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independ-
ent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for
Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Notes to Financial Statements (continued)

NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatil-
ity or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-
traded equity securities and foreign exchange-traded and OTC options
(the “Systematic Fair Value Price”). Using current market factors, the
Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the
NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund's books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer US dollars; the oppo-
site effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts and options written), the Fund will, consistent with
SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund has determined the ex-dividend date.
Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net invest-
ment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds the Fund's current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from
US GAAP.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the year ended December 31, 2007, the period ended October 31, 2008 and the two years ended October 31, 2010. The statutes of limitations on the Fund's state and local tax returns may remain open for an addi-
tional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to that Fund.
Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of
Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using deriva-
tive contracts both to increase the return of the Fund and to economi-
cally hedge, or protect, its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfa-
vorable change in the market rates or values of the underlying instru-
ment or if the counterparty does not perform under the contract. The
Fund's maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options pur-
chased, the Fund bears the risk of loss in the amount of the premiums

14 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Notes to Financial Statements (continued)

paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-
party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA
Master Agreement allows the Fund to offset with each separate counter-
party certain derivative financial instrument’s payables and/or receiv-
ables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counter-
party risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to gener-
ate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund pur-
chases (writes) an option, an amount equal to the premium paid
(received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the cur-
rent market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related pre-
mium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a clos-
ing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid).
When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to)
the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instru-
ments owned by the Fund but not yet delivered, or committed or antici-
pated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of October 31, 2010

	Liability Derivatives
	Statement
	of Assets and
	Liabilities
	Location	Value
Equity contracts	Options written at value	$11,219,507
The Effect of Derivative Instruments on the Statement of Operations
Year Ended October 31, 2010

Net Realized Gain from

		Options*
Equity contracts		$35,670,718
* Includes options purchased which are shown in the net realized gain (loss) from investments
Net Change in Unrealized Appreciation/Depreciation on

		Options
Equity contracts		$ (5,351,262)

For the year ended October 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Options:
Average number of contracts purchased	400
Average number of contracts written	134,012
Average notional value of contracts purchased	$ 1,240,000
Average notional value of contracts written	$342,941,611

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010 15

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund's portfolio and provides the necessary personnel, facil-
ities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.85% of an aggregate of the Fund’s average daily net assets and the proceeds of borrowings used for leverage, if any.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund's investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager.
The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended October 31, 2010, the Fund reimbursed the Manager
$12,017 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended October 31, 2010, were $1,295,938,902 and
$1,294,408,817, respectively.

Transactions in options written for the year ended October 31, 2010, were as follows:

		Calls
		Premiums
	Contracts	Received
Outstanding options, beginning
of year	117,087	$ 9,193,459
Options written	979,480	66,951,904
Options excised	(442,274)	(28,919,927)
Options closed	(133,098)	(10,106,952)
Options expired	(392,389)	(28,433,926)
Outstanding options, end of year	128,806	$ 8,684,558

As of October 31, 2010, the value of portfolio securities subject to covered call options written was $345,087,420.

5. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

6. Capital Share Transactions:

The Fund is authorized to issue 200 million of $0.10 par value shares, all of which were initially classified as Common Shares.

16 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Notes to Financial Statements (concluded)

Common Shares
At October 31, 2010, 24,887 shares were owned by an affiliate of the Manager.

For the years ended October 31, 2010 and 2009, shares issued and outstanding increased by 800,970 and 221,870, respectively, as a result of dividend reinvestment.

7. Income Tax Information:

The tax character of distributions paid during the fiscal years ended
October 31, 2010 and October 31, 2009, was as follows:

Ordinary income
10/31/2010	$ 70,918,701
10/31/2009	52,962,484
Long-term capital gains
10/31/2010	—
10/31/2009	10,276,199
Tax return of capital
10/31/2010	12,998,957
10/31/2009	19,660,314
Total distributions
10/31/2010	$ 83,917,658
10/31/2009	$ 82,898,997

As of October 31, 2010 the tax components of accumulated losses were as follows:

Capital loss carryforwards	$(108,828,056)
Net unrealized losses*	(61,983,646)
Total	$(170,811,702)

* The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

Expires October 31,
2016	$ 26,706,998
2017	79,505,861
2018	2,615,197
Total	$ 108,828,056

8. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the Fund's financial statements was completed through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosures in the financial statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Enhanced Capital and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Enhanced Capital and Income Fund, Inc. (the “Fund”),
including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the state-
ments of changes in net assets for each of the two years in the period then ended, and the financial highlights for the year ended October 31,
2010, for the year ended October 31, 2009, for the period January 1,
2008 to October 31, 2008, and for each of the three years in the period ended December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of October
31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Enhanced Capital and Income Fund, Inc. as of October 31,
2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year ended October 31, 2010, for the year ended October 31, 2009, for the period January 1, 2008 to October 31,
2008, and for each of the three years in the period ended December
31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 23, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Enhanced Capital and Income Fund, Inc.
during the taxable period ended October 31, 2010.

		Payable Date
	12/31/09	3/31/10	6/30/10	9/30/10
Qualified Dividend Income for Individuals †	17.01%	28.47%	28.47%	28.47%
Dividends Qualifying for the Dividends Received Deduction for Corporations †	15.75%	26.62%	26.62%	26.62%
Short-Term Capital Gain Dividends for Non-U.S. Residents††	35.06%	100.00%	100.00%	100.00%

† The Fund hereby designates the percentages indicated above or the maximum amount allowable by law.
Represents the portion of taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

18 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Enhanced Capital and Income
Fund, Inc. (the “Fund”) met on April 8, 2010 and May 13 – 14, 2010 to
consider the approval of the Fund’s investment advisory agreement (the
“Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the
Fund’s investment advisor. The Board also considered the approval of sub-advisory agreements (collectively, the “Sub-Advisory Agreements”)
between the Manager and BlackRock Financial Management and
BlackRock Investment Management, LLC (the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory
Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of ten individuals, eight of whom are not “interested persons” of the Fund as defined in the Investment Company Act of
1940 (the “1940 Act”) (the “Independent Board Members”). The Board
Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board
Member. The Board has established five standing committees: an Audit
Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight Committee and an Executive
Committee, each of which is composed of Independent Board Members
(except for the Executive Committee, which also has one interested
Board Member) and is chaired by an Independent Board Member.
The Board also has one ad hoc committee, the Joint Product Pricing
Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the cont-
inuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board consid-
ered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks,

if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the
Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates;
(g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the
Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Board requested and received materials specifically relating to the Agreements
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the
Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting

At an in-person meeting held on May 13 – 14, 2010, the Board, in-
cluding the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the
Fund and the Sub-Advisory Agreements between the Manager and the

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Sub-Advisors with respect to the Fund, each for a one-year term ending
June 30, 2011. In approving the continuation of the Agreements, the
Board considered: (a) the nature, extent and quality of the services pro-
vided by BlackRock; (b) the investment performance of the Fund and
BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the
Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capa-
bilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and com-
pliance support; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 8,
2010 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year.

The Board noted that, in general, the Fund performed better than its
Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent
Board Members, reviewed the Fund’s contractual advisory fee rate com-
pared with the other funds in its Lipper category. It also compared the
Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

20 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2009 com-
pared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and method-
ology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.
The Board recognized that profitability may be affected by numerous fac-
tors including, among other things, fee waivers and expense reimburse-
ments by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indi-
cates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Fund's Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

The Board noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Board noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant sharehold-
ers as service providers to the Fund, including for administrative and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the qual-
ity of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock com-
pleted the acquisition of a complex of exchange-traded funds (“ETFs”)
on December 1, 2009, and that BlackRock’s funds may invest in such
ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund market-
place, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-
Advisors, with respect to the Fund, for a one-year term ending June 30,
2011. As part of its approval, the Board considered the discussions of
BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Fund and its shareholders. In arriving at a decision to approve the
Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board
Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the
Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board
Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

22 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment
Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon
Shareowner Services (the “Plan Agent”) in the Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the
Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan
Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’
accounts, depending upon the following circumstances, either
(i) through receipt of unissued but authorized shares from the Fund
(“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange (“open-market pur-
chases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95%
of the market price on the payment date, the dollar amount of the divi-
dend will be divided by 95% of the market price on the payment date.
If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the plan a dministrator prior to the divi-
dend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment
Plan. There is no direct service charge to participants in the
Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through
BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the
Reinvestment Plan should be directed to the Plan Agent: BNY Mellon
Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035,
Telephone: (866) 216-0242.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The	99 RICS consisting of	Arch Chemical
55 East 52nd Street	of the Board	2007	Guardian Life Insurance Company of America since 1998; Trustee,	97 Portfolios	(chemical and allied
New York, NY 10055	and Director		Educational Testing Service from 1997 to 2009 and Chairman from		products)
1946			2005 to 2009; Senior Advisor, The Fremont Group since 2008 and
Director thereof since 1996; Adjunct Lecturer, Harvard University since
2007; President and Chief Executive Officer of The Conference Board,
Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair	Since	Partner of Robards & Company, LLC (financial advisory firm) since	99 RICs consisting of	AtriCure, Inc.
55 East 52nd Street	of the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning	97 Portfolios	(medical devices)
New York, NY 10055	Chair of		and Development, (a not-for-profit organization) since 1987;
1950	the Audit		Director of Care Investment Trust, Inc. (health care real estate
	Committee		investment trust) from 2007 to 2010; Director of Enable Medical
	and Director		Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.
Frank J. Fabozzi	Director	Since	Consultant/Editor of The Journal of Portfolio Management since	99 RICs consisting of	None
55 East 52nd Street	and Member	2007	2006; Professor in the Practice of Finance and Becton Fellow, Yale	97 Portfolios
New York, NY 10055	of the Audit		University, School of Management, since 2006; Adjunct Professor
1948	Committee		of Finance and Becton Fellow, Yale University from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting	99 RICs consisting of	The McClatchy
55 East 52nd Street		2007	firm) since 1987; Chair, Board of Trustees, McLean Hospital from	97 Portfolios	Company
New York, NY 10055			2000 to 2008 and Trustee Emeritus thereof since 2008; Member		(publishing);
1941			the Board of Partners Community Healthcare, Inc. from 2005 to		BellSouth (tele-
			of 2009; Member of the Corporation of Partners HealthCare since		communications);
			1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		Knight Ridder
			of the Visiting Committee to the Harvard University Art Museum		(publishing)
since 2003; Director, Catholic Charities of Boston since 2009.

James T. Flynn	Director	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of	None
55 East 52nd Street	and Member	2007		97 Portfolios
New York, NY 10055	of the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC	99 RICs consisting of	BlackRock Kelso
55 East 52nd Street		2007	(scientific equipment) since 2000; Director of Delta Waterfowl	97 Portfolios	Capital Corp.
New York, NY 10055			Foundation since 2001; President and Chief Executive Officer,		(business develop-
1942			VWR Scientific Products Corporation from 1990 to 1999.		ment company)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty	99 RICs consisting of	ADP (data and
55 East 52nd Street		2007	member since 1988; Co-Director, Columbia Business School’s	97 Portfolios	information services);
New York, NY 10055			Entrepreneurship Program from 1997 to 2004; Visiting Professor,		KKR Financial
1958			John F. Kennedy School of Government at Harvard University and		Corporation (finance);
			the Harvard Business School since 1985 and at the University of		Metropolitan Life
			Chicago since 1994; Chairman, U.S. Council of Economic Advisers		Insurance Company
			under the President of the United States from 2001 to 2003;		(insurance)
Chairman, Economic Policy Committee of the OECD from 2001
to 2003.

24 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
W. Carl Kester	Director	Since	George Fisher Baker Jr. Professor of Business Administration,	99 RICs consisting of	None
55 East 52nd Street	and Member	2007	Harvard Business School; Deputy Dean for Academic Affairs,	97 Portfolios
New York, NY 10055	of the Audit		since 2006; Unit Head, Finance, Harvard Business School,
1951	Committee		from 2005 to 2006; Senior Associate Dean and Chairman of the
MBA Program of Harvard Business School, from 1999 to 2005;
Member of the faculty of Harvard Business School since 1981;
Independent Consultant since 1978.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director of the Fund covered by this annual report. Following the combination of Merrill Lynch
Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh,
1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester,
1995; and Karen P. Robards, 1998.
Interested Directors[3]
Richard S. Davis	President	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street	and	2007	Officer, State Street Research & Management Company from 2000	290 Portfolios
New York, NY 10055	Director		to 2005; Chairman of the Board of Trustees, State Street Research
1945			Mutual Funds from 2000 to 2005.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	169 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative	290 Portfolios
New York, NY 10055			Officer, BlackRock Advisors, LLC from 1998 to 2007; President of
1947			BlackRock Funds and BlackRock Bond Allocation Target Shares
from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and
The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2007[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of
New York, NY 10055	Executive		BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962	Officer
Brendan Kyne	Vice	Since	Managing Director of BlackRock since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s US Retail Group since 2009, co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
55 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US)
55 East 52nd Street		2007	of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965

1 Officers of the Fund serve at the pleasure of the Board.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and Vice President from 2007 to 2009.

Investment Advisor	Transfer Agent	Custodian	Legal Counsel	Address of the Fund
BlackRock Advisors, LLC	BNY Mellon	Brown Brothers,	Skadden, Arps, Slate,	100 Bellevue Parkway
Wilmington, DE 19809	Shareowner Services	Harriman & Co.	Meagher & Flom LLP	Wilmington, DE 19809
	Jersey City, NJ 07310	Boston, MA 02109	New York, NY 10036
Sub-Advisor
BlackRock Investment		Accounting Agent	Independent Registered
Management, LLC		State Street Bank	Public Accounting Firm
Plainsboro, NJ 08536		and Trust Company	Deloitte & Touche LLP
		Princeton, NJ 08540	Princeton, NJ 08540

26 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 2, 2010 for shareholders of record on July 6, 2010, to elect director nominees for
BlackRock Enhanced Capital and Income Fund, Inc. There were no broker non-votes with regard to any non-routine matters for the Fund.

Below are the results with respect to each nominee, who will continue to serve as Director for the Fund:
Richard E. Cavanagh			Richard S. Davis			Frank J. Fabozzi		Kathleen F. Feldstein
Votes			Votes			Votes			Votes
Votes For Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
35,073,323 1,155,220	0	35,071,696	1,156,847	0	35,109,544	1,118,999	0	34,984,628	1,243,915	0
James T. Flynn			Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
Votes			Votes			Votes			Votes
Votes For Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
35,082,934 1,145,609	0	35,077,237	1,151,306	0	35,018,566	1,209,977	0	35,089,146	1,139,397	0
W. Carl Kester			Karen P. Robards
Votes			Votes
Votes For Withheld	Abstain	Votes For	Withheld	Abstain
35,077,951 1,150,592	0	35,087,506	1,141,037	0

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Additional Information (continued)

General Information

The Fund does not make available copies of its Statements of Additional
Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quar-
ters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.
Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to deter-
mine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance data for the Fund on a
monthly basis on its website in the “Closed-end Funds” section of
http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.

28 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2010
		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year				Distributions for the Fiscal Year
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
CII	$0.292134	—	$1.647866	$1.940000	15%	0%	85%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Fund Certification

The Fund is listed for trading on the New York Stock Exchange (“NYSE”)
and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net invest-
ment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any parti-
cular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result,

the dividends paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

OCTOBER 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

30 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. OCTOBER 31, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report

should not be considered a representation of future per-

formance. Statements and other information herein are

as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Enhanced Capital
and Income Fund,	$37,400	$37,400	$0	$0	$6,100	$6,100	$0	$1,028
Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Enhanced Capital	$16,877	$409,628
and Income Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal

and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of October 31,
2010.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of Kevin Rendino, Managing Director at BlackRock, Inc., Kurt
Schansinger, Managing Director at BlackRock, Inc., Carrie King, Director and
associate portfolio manager and Kyle G. McClements, CFA, Managing Director at
BlackRock, Inc. Mr. Rendino is head of BlackRock, Inc.’s Basic Value Equity team.
Mr. Schansinger and Ms. King are members of BlackRock, Inc.’s Basic Value Equity team. Mr. McClements is a member of BlackRock, Inc.’s Quantitative Investments team. Messrs. Rendino, Schansinger and McClements and Ms. King are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Rendino, and Schansinger and Ms. King have been members of the Fund’s portfolio management team since 2004, 2008 and 2008, respectively. Mr.
McClements joined the registrant’s management team in 2009.

Portfolio Manager		Biography
Kevin Rendino		Managing Director of BlackRock, Inc. since 2006; Head of BlackRock's
		Basic Value Equity team; Managing Director of Merrill Lynch Investment
		Managers, L.P. (“MLIM”) from 2000 to 2006.
Kurt Schansinger		Managing Director of BlackRock, Inc. since 2006; Managing Director of
		MLIM from 2000 - 2006.
Carrie King		Director of BlackRock, Inc. since 2007; Vice President of BlackRock, Inc.
		in 2006; Vice President of MLIM from 1993 to 2006.
Kyle G. McClements		Managing Director of BlackRock, Inc. since 2009; Director of BlackRock,
		Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice
		President of State Street Research & Management from 2004 to 2005.
(a)(2) As of October 31, 2010:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Kevin Rendino	6	5	0	0	0	0
	$7.68 Billion	$2.17 Billion	$0	$0	$0	$0
Kurt Schansinger	6	5	0	0	0	0
	$7.68 Billion	$2.17 Billion	$0	$0	$0	$0
Carrie King	6	5	0	0	0	0
	$7.68 Billion	$2.17 Billion	$0	$0	$0	$0
Kyle G. McClements	9	3	1	0	0	0
	$5.12 Billion	$159.3 Million	$12.23 Million	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. (individually and together with its affiliates, “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the
Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by
BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of
BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of October 31, 2010:

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation for Messrs. Rendino and Schansinger and Ms.
King
Discretionary incentive compensation is based on a formulaic compensation program.
BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and
5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to Messrs. Rendino and Schansinger and Ms. King, such benchmarks include a combination of Lipper Large Cap Value and Multi-Cap Value
Funds classifications.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of:
financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation.
All factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation for Mr. McClements
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to Mr. McClements, such benchmarks include a combination of market-based indices (e.g., Mergent Dividend Achievers Index, The
S&P/Citigroup Global Broad Market Index, Lipper Health/Biotechnology Funds Index, The

Russell 3000 Healthcare Index, NYSE Arca Tech 100 Index, MSCI World Index) and yield component.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-
year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-
term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Schansinger and McClements and
Ms. King have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Rendino, Schansinger and McClements and Ms. King have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
Kevin Rendino	None
Kurt Schansinger	None
Carrie King	None
Kyle G. McClements	$1 - $10,000

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – On September 17, 2010, the Board
of Directors of the Fund amended and restated in its entirety the bylaws of the Fund (the
"Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of September 17, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing director nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

12(c) – Notices to the registrant’s common shareholders in accordance with 1940 Act Section 19(a)
and Rule 19a-11

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Capital and Income Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: January 5, 2011

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: January 5, 2011